UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 22, 2010
(Exact name of registrant as specified in charter)

Connecticut	1-15052	06-1541045

(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

157 Church Street, New Haven, Connecticut		06506

(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number,
Including Area Code		(203) 499-2000

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 22, 2010, Marc C. Breslawsky delivered his written resignation from his position on the board of directors of UIL Holdings Corporation (the “Company”), effective immediately before any vote on the acquisition by the Company of the Connecticut and Massachusetts gas businesses of Iberdrola USA, Inc. (the “Iberdrola Deal”). At the time of Mr. Breslawsky’s resignation, he was serving on the Compensation and Executive Development Committee of the board of directors.
In connection with his resignation, Mr. Breslawsky furnished the Company with the letter attached to this report as Exhibit 17.1. In that letter, Mr. Breslawsky states that he is resigning from the board of directors because he disagrees with the board’s decision to approve the Iberdrola Deal. The Company believes, based on Mr. Breslawsky’s statements, that his disagreement with the decision reflects concerns regarding shareholder dilution and the Company’s potential leverage.
The foregoing issues have been discussed by the Company’s board of directors, and after carefully considering both the potential risks and benefits of the proposed transaction, the Company’s remaining directors, while having great respect for the views of Mr. Breslawsky, are unanimously of the view that the expected benefits of the Iberdrola Deal outweigh its risks.
The Company has provided Mr. Breslawsky with a copy of the disclosures contained in this Form 8-K no later than the date on which this report is being filed with the SEC. The Company has also provided Mr. Breslawsky with the opportunity to furnish the Company with a letter stating whether he agrees or disagrees with the statements made in Item 5.02 of this report and, if he disagrees, the respects in which he does not agree. Attached as Exhibit 17.2 is a letter of Mr. Breslawsky indicating that he agrees with the statements set forth in this Form 8-K.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits — the following exhibits are filed as part of this report:

17.1	Resignation Letter of Marc C. Breslawsky, dated May 22, 2010.

17.2	Letter of Marc C. Breslawsky, dated May 25, 2010, regarding content of 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION Registrant
Date: May 25, 2010	By:	/s/ Richard J. Nicholas
Richard J. Nicholas
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
17.1	Resignation Letter of Marc C. Breslawsky, dated May 22, 2010.

17.2	Letter of Marc C. Breslawsky, dated May 25, 2010, regarding content of 8-K.